UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2012

VIRGIN MEDIA INC.

(Exact name of Registrant as specified in its charter)

Delaware	File No. 000-50886	59-3778247
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Bleecker Street, 6th Floor, New York, New York, 10012

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry Into a Definitive Material Agreement.
Item 8.01	Other Events.
Item 9.01	Financial Statements and Exhibits.
SIGNATURES
Exhibit 4.1	Indenture, dated as of October 30, 2012, among Virgin Media Finance PLC, Virgin Media Inc., Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited, Virgin Media Investment Holdings Limited, Virgin Media Investments Limited, The Bank of New York Mellon as trustee and paying agent and The Bank of New York Mellon Luxembourg S.A. as Luxembourg paying agent.

Exhibit 99.1	Press Release, dated October 30, 2012, issued by Virgin Media Inc.
Exhibit 99.2	Press Release, dated October 30, 2012, issued by Virgin Media Inc.

Item 1.01.	Entry Into a Definitive Material Agreement.

On October 30, 2012, Virgin Media Inc. (the “Company”) announced the closing of the offering by Virgin Media Finance PLC (the “Issuer”) of $900 million aggregate principal amount of 4.875% Senior Notes due 2022 and £400 million aggregate principal amount of 5.125% Senior Notes due 2022 (the “Notes”). The Notes were issued pursuant to an Indenture, dated as of October 30, 2012, among the Issuer, the Company, Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited, Virgin Media Investment Holdings Limited, Virgin Media Investments Limited, The Bank of New York Mellon as trustee and paying agent and The Bank of New York Mellon (Luxembourg) S.A. as Luxembourg paying agent (the “Indenture”).

The sale of the Notes has been registered with the Securities and Exchange Commission (the “SEC”) pursuant to a registration statement on Form S-3, File No. 333-179725 (the Registration Statement”). The terms of the Notes are described in the prospectus dated October 24, 2012, as supplemented by a final prospectus supplement dated October 25, 2012, as filed with the SEC on October 26, 2012.

A copy of the Indenture is attached hereto as Exhibit 4.1 and is incorporated by reference herein and in the Registration Statement. The foregoing description of the terms of the Indenture is qualified in its entirety by reference to this exhibit.

Item 8.01.	Other Events.

A copy of the press release issued in connection with the closing of the Notes offering is attached as Exhibit 99.1 and is incorporated herein by reference.

On October 30, 2012, the Company also announced that the Issuer will redeem all senior notes due 2016 which remain outstanding following the completion of the Issuer’s tender offer announced on October 10, 2012. A copy of the press release issued in connection with the notice of redemption is attached as Exhibit 99.2 and is incorporated herein by reference

Item 9.01.	Financial Statements and Exhibits.

Exhibits

4.1	Indenture, dated as of October 30, 2012, among Virgin Media Finance PLC, Virgin Media Inc., Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited, Virgin Media Investment Holdings Limited, Virgin Media Investments Limited, The Bank of New York Mellon as trustee and paying agent and The Bank of New York Mellon Luxembourg S.A. as Luxembourg paying agent.

99.1	Press release, dated October 30, 2012, issued by Virgin Media Inc.

99.2	Press release, dated October 30, 2012, issued by Virgin Media Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2012

VIRGIN MEDIA INC.

By:	/s/ Howard Kalika
Name:	Howard Kalika
Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit	Description
Exhibit 4.1

Indenture, dated as of October 30, 2012, among Virgin Media Finance

PLC, Virgin Media Inc., Virgin Media Group LLC, Virgin Media

Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media

Communications Limited, Virgin Media Investment Holdings Limited,

Virgin Media Investments Limited, The Bank of New York Mellon as

trustee and paying agent and The Bank of New York Mellon

Luxembourg S.A. as Luxembourg paying agent.

Exhibit 99.1	Press release, dated October 30, 2012, issued by Virgin Media Inc.

Exhibit 99.1	Press release, dated October 30, 2012, issued by Virgin Media Inc.